SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 20, 2004

UNITY BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	1-12431	22-3282551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 2.02 Results of Operation and Financial Condition

The Registrant issued a press release on October 20, 2004 announcing earnings for the third quarter of 2004, the full text of which is incorporated by reference to this Item.

Item 9.01. Financial Statements and Exhibits

                ( C )  Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Registrant on October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: October 21, 2004	By:	/s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release issued by the Registrant on October 20, 2004.